UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2017

Date of reporting period:  January 31, 2017

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — cohox
Institutional Class Shares — cohix

Semi-Annual Report

January 31, 2017

COHO RELATIVE VALUE EQUITY FUND

March 2, 2017

Dear Fellow Shareholders:

As January 31, 2017 marks the end of the Coho Relative Value Equity Fund’s most recent semi-annual period, we are pleased to provide you with an update on the Fund.  At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objective and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results and our most recent thoughts on the economy and the equity markets.

Fund Performance Review

From August 1, 2016 to January 31, 2017, the Fund’s Advisor Class and Institutional Class returned 2.45% and 2.53%, respectively, versus 5.96% for the S&P 500® Index and 8.29% for the S&P 500® Value Index. The Fund’s relative underperformance for the period was driven by negative stock selection as a result of market performance driven by higher beta and lower quality stocks.  While the relative performance for the period was disappointing, we believe it was not out of character given the drivers of performance for the broader market.  The Fund remains focused on the investment discipline of providing an asymmetric patterns of returns where the portfolio demonstrates a down market capture which is considerable less than its up market capture.

From a sector perspective versus the S&P 500® Index, the Fund’s underweight position in Real Estate, Utilities, and Telecommunication Services were the largest contributors to relative performance.  The Fund’s biggest detractors from relative performance at the sector level came from the Fund’s overweight position in Health Care and Consumer Staples.  While stock selection was notably positive in Health Care and Information Technology, this was more than offset by negative selection effect in Financials and Consumer Discretionary.  Most of the negative selection effect was driven by more cyclical index holdings (i.e. bank stocks, airline stocks) that performed well during the period and were not owned in the Fund.

The top five contributors to the Fund’s performance were Microchip Technology Inc., Reynolds American Inc., Cullen/Frost Bankers, Inc., W.W. Grainger, Inc., and State Street Corporation during the period.  The five largest individual detractors during the period were Dollar General Corporation, CVS Health Corporation, Amgen Inc., J.M. Smucker Company, and Occidental Petroleum Corporation.

Market Review

During the Fund’s most recent semi-annual period, the overall stock market performance was positive with the U.S. large-cap equity markets posting solid absolute gains. The Fund participated in the advance, but not to the extent of the benchmarks. The Fund had a difficult time keeping up with market performance which was driven by the more cyclical sectors such as Financials, Industrials, Materials, and Information Technology.

We never like to underperform, but the pattern of returns for the period was consistent with past practices. During the period, the market favored the more economically sensitive sectors and within those sectors, the higher beta companies. Those factors presented a headwind for the Fund.  The strongest sector during the period was Financials, which rose by nearly 25% and a good portion of this return came post the U.S. Presidential election when the Federal Reserve (the “Fed”) officially raised the Federal Funds rate by 25 basis points.  Technology and Industrials were the next best sectors with double digit returns, but Real Estate, Health Care, Telecommunication Services, Utilities, and Consumer Stapes were all down for this period.  As mentioned, there was also a bias toward higher beta and lower

COHO RELATIVE VALUE EQUITY FUND

quality stocks across sectors. While we don’t specifically target the lower beta/higher quality stocks, they are a residual of our process so this also impacted the performance in the rest of the sectors.

Health Care was a challenging sector in terms of market performance during the period, especially given the headline risk facing many of these companies leading up to and post the U.S. presidential election.  But in keeping with our long-term focus on finding stable, reliable, and growing business models, we continue to believe that our Health Care holdings represent an attractive risk-return opportunity.

Fund Advisor Outlook

January of 2017 ushered a new President and his economic priorities would appear to be pro-business and possibly good for financial markets.  Although our research effort is very much a bottom-up, company specific process, we believe there are four primary policy levers that can significantly impact valuations: they are fiscal policy, regulatory policy, monetary policy, and trade policy.

In terms of fiscal policy, we believe this could be turning into a positive force.  Clearly the President has been vocal about lowering both corporate and personal taxes.  We believe this would be beneficial to the economy as it would raise after-tax earnings for companies and give tax paying consumers more discretionary income.  A possible secondary benefit would be the narrowing of the corporate tax differential between countries which could alleviate some of the desire to move businesses out of the U.S.

Eliminating unnecessary regulations would also be a positive for economic growth.  The Financial sector is the poster child for excessive regulation and this sector’s recent outsized advance is surely related to the hope that some regulatory relief will come. More regulation in general raises the cost of doing business, which in many cases cannot be passed on to the consumer.  Hence over-regulation can negatively impact both current margins and long-term growth prospects.  We are not advocating an elimination of all regulations, but we do believe there is room for some prudent reductions in overly burdensome or extraneous regulations which would not hurt the economy or compromise the safety of consumers.

It appears that the Fed is now on a measured course of gently and methodically raising short term rates.  The current consensus thinking is that the Fed will have two rate hikes this year. Given that the current Federal Funds’ rate is only 50 basis points, we believe there is ample room for multiple rate increases before it would compromise economic activity and equity valuations.  We do consider the current Fed stance to still be very accommodative, but to a gradually lessening degree, until real rates rise considerably higher.  So, this policy lever is not a major concern at the moment.

Trade policy is the one which we worry most about because we generally favor free trade over limited trade or worse, trade wars.  The positive slant here would be that the U.S. may be successful in tilting the current trade environment to be more favorable to the U.S. by taking better advantage of our scale and the strong long-term relative growth prospects of our economy.  The negative outcome would be some sort of trade war resulting from the new administration upsetting the status quo.  So here the outlook is much less clear, but we would hope that cooler heads will prevail and that the focus would be on expanding global GDP, which would be beneficial to all.

Therefore, at the margin, most of these levers now appear to be moving in more favorable directions from the standpoint of the economy. We will be monitoring all of these possible policy developments, but our primary focus will remain on analyzing the long-term operating and financial strategies of the companies within our research universe.  The attractiveness of each holding within the Fund varies, but collectively we are encouraged by the potential of the overall Fund. We typically expect each of our companies to post higher earnings in the new year than they did in the prior, and we would further expect each company to raise its dividend.  In 2016, all but one of our

COHO RELATIVE VALUE EQUITY FUND

companies raised its dividend, so this forecast is very similar to past years.  If energy prices can hold at today’s level, we should see improving earnings from our integrated energy holdings.  This was the only sector in our portfolio to show down earnings in 2016.  It is impossible to forecast short term results, so we will stay focused on the longer-term and to that end, we remain confident and optimistic.  Many of the holdings in the portfolio are poised to deliver margin expansion and earnings growth independent of the macro environment.  Examples of such “self-help” positions include Amgen Inc., Becton Dickinson and Company, Illinois Tool Works Inc., Lowe’s Companies Inc., Microchip Technology Inc. and State Street Corp.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests over the many quarters and years to come.

Sincerely,

Coho Partners, Ltd.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an Index.

The S&P 500 Value Index consists of those stocks within the S&P 500 Index that exhibit strong value characteristics such as the ratios of book value, earnings, and sales to price. You cannot invest directly in an Index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market.

A basis point is a unit of measure used to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% or 0.0001 in decimal form.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) – January 31, 2017

	1 Year	Since Inception(1)
Advisor Class	15.77%	9.67%
Institutional Class	16.05%	9.78%
Standard & Poor’s 500 Value Index(2)	24.25%	10.15%
Standard & Poor’s 500 Index(3)	20.04%	11.40%
Russell 1000 Value Index(2)(4)	24.62%	10.23%

(1)
Period from Fund inception through January 31, 2017. The Advisor Class shares commenced operations on August 14, 2013, and Institutional Class shares commenced operations on May 15, 2014. Performance shown for the Institutional Class prior to inception of the Institutional Class shares is based on performance of the Advisor Class shares, adjusted for the lower expense applicable to Institutional Class shares.

(2)
The Standard & Poor’s 500 Value Index is replacing the Russell 1000 Value Index as the Fund’s primary benchmark because the average market capitalization and sector emphasis of the Standard & Poor’s 500 Value Index more closely align with those of the Fund. The Standard & Poor’s 500 Value Index consists of those stocks within the Standard & Poor’s 500 Index that exhibit strong value characteristics such as the ratios of book value, earnings, and sales to price. You cannot invest directly in an Index.

(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. You cannot invest directly in an Index.
(4)
The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index.  The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth. You cannot invest directly in an Index.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
January 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 – January 31, 2017).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	08/01/2016	01/31/2017	08/01/2016 – 01/31/2017
Advisor Class Actual(2)	$1,000.00	$1,024.50	$4.80
Advisor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.47	$4.79

Institutional Class Actual(2)	$1,000.00	$1,025.30	$4.03
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period of 0.94% and 0.79% for the Advisor Class and Institutional Class respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended January 31, 2017 of 2.45% and 2.53% for the Advisor Class and Institutional Class, respectively.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation (Unaudited)
as of January 31, 2017(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
as of January 31, 2017(1)(2)
(% of net assets)

Omnicom Group	4.5%
Dollar General	4.5%
W.W. Grainger	4.4%
Automatic Data Processing	4.3%
UnitedHealth Group	4.3%
Reynolds American	4.2%
Illinois Tool Works	4.2%
Amgen	4.0%
Microchip Technology	4.0%
State Street	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-Term Investment is not included.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited)
January 31, 2017

	Shares	Value
COMMON STOCKS — 94.4%

Consumer Discretionary — 12.6%
Dollar General	266,337	$19,660,997
Lowe’s Companies	219,132	16,014,167
Omnicom Group	231,681	19,843,478
		55,518,642
Consumer Staples — 20.5%
CVS Caremark	207,644	16,364,424
JM Smucker	116,536	15,831,415
Kroger	393,858	13,375,418
Philip Morris International	162,370	15,608,628
Procter & Gamble	117,385	10,282,926
Reynolds American	310,453	18,667,539
		90,130,350
Energy — 7.3%
Chevron	77,227	8,599,227
Occidental Petroleum	175,691	11,906,579
Royal Dutch Shell — ADR	210,444	11,446,049
		31,951,855
Financials — 10.1%
Aflac	158,315	11,080,467
Marsh & McLennan Companies	243,265	16,546,885
State Street	218,166	16,624,249
		44,251,601
Health Care — 24.0%
Abbott Laboratories	272,225	11,370,838
AmerisourceBergen	143,835	12,553,919
Amgen	112,944	17,696,066
Becton, Dickinson & Co.	83,019	14,718,438
Gilead Sciences	158,315	11,469,922
Johnson & Johnson	72,400	8,199,300
Merck & Co.	170,189	10,550,016
UnitedHealth Group	115,840	18,777,664
		105,336,163
Industrials — 11.6%
3M	76,069	13,298,383
Illinois Tool Works	143,835	18,295,812
W.W. Grainger	77,227	19,505,223
		51,099,418

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited) – Continued
January 31, 2017

	Shares	Value
Information Technology — 8.3%
Automatic Data Processing	186,310	$18,815,447
Microchip Technology	260,641	17,554,171
		36,369,618
Total Common Stocks
(Cost $387,407,649)		414,657,647

SHORT-TERM INVESTMENT — 5.5%
Invesco Treasury Portfolio, Institutional Class, 0.40%^
(Cost $24,392,142)	24,392,142	24,392,142
Total Investments — 99.9%
(Cost $411,799,791)		439,049,789
Other Assets and Liabilities, Net — 0.1%		461,494
Total Net Assets — 100.0%		$439,511,283

^ The rate shown is the annualized seven day effective yield as of January 31, 2017.
ADR — American Depositary Receipt

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Assets and Liabilities (Unaudited)
January 31, 2017

ASSETS:
Investments, at value
(cost $411,799,791)	$439,049,789
Dividends & interest receivable	415,949
Receivable for capital shares sold	3,464,822
Prepaid expenses	14,652
Total assets	442,945,212

LIABILITIES:
Payable for investment securities purchased	2,266,591
Payable for capital shares redeemed	821,393
Payable to Adviser	255,191
Payable for fund administration & accounting fees	53,770
Payable for compliance fees	2,065
Payable for custody fees	4,863
Payable for transfer agent fees & expenses	10,108
Payable for trustee fees	1,371
Accrued shareholder service fees	10,842
Accrued expenses	7,735
Total liabilities	3,433,929

NET ASSETS	$439,511,283

NET ASSETS CONSIST OF:
Paid-in capital	$408,767,415
Accumulated undistributed net investment income	102,305
Accumulated undistributed net realized gain on investments	3,391,565
Net unrealized appreciation on investments	27,249,998
Net Assets	$439,511,283

	Advisor Class	Institutional Class
Net Assets	$218,269,057	$221,242,226
Shares issued and outstanding(1)	16,875,408	17,081,126
Net asset value, redemption price and offering price per share(2)	$12.93	$12.95

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Operations (Unaudited)
For the Six Months Ended January 31, 2017

INVESTMENT INCOME:
Dividend income	$4,690,319
Less: Foreign taxes withheld	(52,611)
Interest income	25,378
Total investment income	4,663,086

EXPENSES:
Investment Adviser fees (See Note 4)	1,467,051
Fund administration & accounting fees (See Note 4)	153,475
Shareholder servicing fees - Advisor Class (See Note 5)	77,627
Transfer agent fees & expenses (See Note 4)	31,744
Federal & state registration fees	30,528
Custody fees (See Note 4)	21,216
Audit fees	8,304
Postage & printing fees	7,008
Compliance fees (See Note 4)	6,072
Legal fees	5,904
Trustee fees (See Note 4)	5,432
Other	7,448
Total expenses before reimbursement	1,821,809
Less: reimbursement from investment Adviser (See Note 4)	(123,026)
Net expenses	1,698,783

NET INVESTMENT INCOME	2,964,303

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	7,377,667
Net change in unrealized appreciation on investments	990,527
Net realized and unrealized gain on investments	8,368,194

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,332,497

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	January 31, 2017	Year Ended
	(Unaudited)	July 31, 2016
OPERATIONS:
Net investment income	$2,964,303	$4,488,174
Net realized gain (loss) on investments	7,377,667	(2,200,107)
Net change in unrealized appreciation on investments	990,527	21,171,879
Net increase in net assets resulting from operations	11,332,497	23,459,946

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	40,967,553	88,304,024
Proceeds from reinvestment of distributions	3,252,365	4,622,717
Payments for shares redeemed	(22,957,557)	(88,773,543)
Redemption fees	4,650	167,273
Increase in net assets resulting from Advisor Class transactions	21,267,011	4,320,471
Institutional Class:
Proceeds from shares sold	70,328,251	87,453,989
Proceeds from reinvestment of distributions	2,098,982	1,735,105
Payments for shares redeemed	(13,451,364)	(19,084,811)
Redemption fees	1,401	4,231
Increase in net assets resulting from Institutional Class transactions	58,977,270	70,108,514
Net increase in net assets resulting from capital share transactions	80,244,281	74,428,985

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Advisor Class	(3,045,066)	(1,974,851)
Institutional Class	(3,138,530)	(970,181)
From net realized gains:
Advisor Class	(855,720)	(2,889,653)
Institutional Class	(833,364)	(1,347,198)
Total distributions to shareholders	(7,872,680)	(7,181,883)

TOTAL INCREASE IN NET ASSETS	83,704,098	90,707,048

NET ASSETS:
Beginning of period	355,807,185	265,100,137
End of period (including accumulated
undistributed net investment income of
$102,305 and $3,321,598 respectively)	$439,511,283	$355,807,185

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

	Six Months Ended			For the Period
	January 31, 2017	Year Ended	Year Ended	Inception through
Advisor Class(1)	(Unaudited)	July 31, 2016	July 31, 2015	July 31, 2014(2)

PER SHARE DATA:(3)
Net asset value, beginning of period	$12.86	$12.33	$11.36	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.08	0.19	0.11	0.11
Net realized and unrealized
gain on investments	0.23	0.65	1.03	1.29
Total from investment operations	0.31	0.84	1.14	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.13)	(0.10)	(0.04)
From net realized gains	(0.05)	(0.19)	(0.07)	— (4)
Total distributions	(0.24)	(0.32)	(0.17)	(0.04)

Paid-in capital from redemption fees	— (4)	0.01	— (4)	— (4)

Net asset value, end of period	$12.93	$12.86	$12.33	$11.36

TOTAL RETURN(5)	2.45%	7.14%	10.01%	14.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)	$218,269	$195,536	$182,264	$46,670

Ratio of expenses to average net assets:
Before expense reimbursement(6)	0.97%	1.01%	1.06%	1.78%
After expense reimbursement(6)	0.94%	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
After expense reimbursement(6)	1.44%	1.50%	1.47%	1.46%

Portfolio turnover rate(5)	10%	24%	13%	17%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Inception date of the Advisor Class was August 14, 2013.
(3)	For an Advisor Class Share outstanding for the entire period.
(4)	Amount rounds to less than $0.01.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

	Six Months Ended			For the Period
	January 31, 2017	Year Ended	Year Ended	Inception through
Institutional Class	(Unaudited)	July 31, 2016	July 31, 2015	July 31, 2014(1)

PER SHARE DATA:(2)
Net asset value, beginning of period	$12.88	$12.35	$11.36	$11.01

INVESTMENT OPERATIONS:
Net investment income	0.08	0.16	0.15	0.03
Net realized and unrealized
gain on investments	0.24	0.70	1.02	0.32
Total from investment operations	0.32	0.86	1.17	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.14)	(0.11)	—
From net realized gains	(0.05)	(0.19)	(0.07)	—
Total distributions	(0.25)	(0.33)	(0.18)	—

Paid-in capital from redemption fees	— (3)	— (3)	— (3)	—

Net asset value, end of period	$12.95	$12.88	$12.35	$11.36

TOTAL RETURN(4)	2.53%	7.19%	10.26%	3.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)	$221,242	$160,271	$82,836	$14,584

Ratio of expenses to average net assets:
Before expense reimbursement(5)	0.89%	0.92%	0.99%	1.36%
After expense reimbursement(5)	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense reimbursement(5)	1.59%	1.65%	1.62%	1.62%

Portfolio turnover rate(4)	10%	24%	13%	17%

(1)	Inception date of the Institutional Class was May 15, 2014.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount rounds to less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited)
January 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund commenced operations on August 14, 2013. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.  The Fund currently offers two classes of shares, the Advisor Class and Institutional Class.  Advisor Class shares are subject up to a 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended January 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended January 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2017

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of Advisor Class shares (See Note 5).  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2017

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$414,657,647	$—	$—	$414,657,647
Short-Term Investment	24,392,142	—	—	24,392,142
Total Investments in Securities	$439,049,789	$—	$—	$439,049,789

Transfers between Levels are recognized at the end of the reporting period.  During the period ended January 31, 2017, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Coho Partners, Ltd. (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.94% and 0.79% of the average daily net assets of the Fund’s Advisor Class and Institutional Class, respectively.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
7/31/2017	$222,589
7/31/2018	230,091
7/31/2019	266,382
7/31/2020	123,026

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2017

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended January 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Advisor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended January 31, 2017, the Advisor Class incurred $77,627 of shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	January 31, 2017	Year Ended
	(Unaudited)	July 31, 2016
Advisor Class:
Shares sold	3,226,854	7,437,997
Shares issued to holders in reinvestment of distributions	255,288	387,812
Shares redeemed	(1,806,092)	(7,403,763)
Net increase in Advisor Class shares	1,676,050	422,046
Institutional Class:
Shares sold	5,529,421	7,178,546
Shares issued to holders in reinvestment of distributions	164,497	145,441
Shares redeemed	(1,052,797)	(1,590,920)
Net increase in Institutional Class shares	4,641,121	5,733,067
Net increase in shares outstanding	6,317,171	6,155,113

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2017

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended January 31, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$103,791,026	$37,163,133

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at July 31, 2016, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$37,494,146	$(12,027,980)	$25,466,166	$332,960,773

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At July 31, 2016, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Earnings
$3,321,598	$(1,503,713)	$25,466,166	$27,284,051

As of July 31, 2016, the Fund had short-term capital loss carryovers of $928,662, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended July 31, 2016, the Fund deferred, on a tax basis, short-term post-October losses of $575,051.

The tax character of distributions paid for the period ended January 31, 2017, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$6,183,596	$1,689,084	$7,872,680

The tax character of distributions paid for the year ended July 31, 2016, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$5,006,385	$2,175,498	$7,181,883

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2017

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of January 31, 2017, Charles Schwab & Co., for the benefit of its customers, owned 26.64% of the outstanding shares of the Fund.

10.  LINE OF CREDIT

The Fund established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures unless renewed, on July 27, 2017.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian U.S. Bank N.A. Interest is charged at the prime rate. The interest rate during the period was between 3.50-3.75%.  The Fund has authorized U.S. Bank N.A. to charge any of the Fund’s accounts for any missed payments. For the period ended January 31, 2017, the Fund did not have any borrowing under the LOC.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
January 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

COHO RELATIVE VALUE EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public Personal Information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    April 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    April 4, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    April 4, 2017

* Print the name and title of each signing officer under his or her signature.